                                   EXHIBIT 4:

                               (LOGO APPEARS HERE)

                          MAIN STREET BANKSHARES, INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                                                               CUSIP 560349 10 2

         THIS IS TO CERTIFY THAT ___________________________________________ is
the owner of ______________________ FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF MAIN STREET BANKSHARES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on the surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: __________________


__________________________                 _____________________________________
Corporate Secretary                        President and Chief Executive Officer

                                [Corporate Seal]

                          Countersigned and Registered:
                         REGISTRAR AND TRANSFER COMPANY
                                (CRANFORD, N.J.)


                                                                  Transfer Agent
                                                                   and Registrar

                                            By: ________________________________
                                                     Authorized Signature

                          MAIN STREET BANKSHARES, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                 UNIF GIFT MIN ACT_____Custodian _____
TEN ENT -  as tenants by the entireties                         (Cust)         (Minor)
JT TEN -   as joint tenants with right of       under Uniform Gifts to Minors Act ___________
           survivorship and not as tenants                                          (State)
           in common



         Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________
shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________



                                          ______________________________________
                                 NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.

                SIGNATURE(S) GUARANTEED:
                                          ______________________________________
                                          THE SIGNATURE(S) SHOULD BE GUARANTEED
                                          BY AN ELIGIBLE GUARANTOR INSTITUTION
                                          (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                          ASSOCIATIONS AND CREDIT UNIONS WITH
                                          MEMBERSHIP IN AN APPROVED SIGNATURE
                                          GUARANTEE MEDALLION PROGRAM), PURSUANT
                                          TO S.E.C. RULE 17Ad-15.